JPMORGAN U.S. EQUITY FUNDS

J.P. Morgan Diversified Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated January 16, 2015

to the Prospectuses dated November 1, 2014, as supplemented

The second paragraph under “More About the Funds — Diversified Fund — Expenses of Acquired Funds” is hereby deleted in its entirety and replaced with the following:

The Diversified Fund invests in other J.P. Morgan Funds (other than money market funds) as described above. For the year ended June 30, 2014, the cost of investing in other J.P. Morgan Funds was 0.12% of the Fund’s average daily net assets. The Fund’s adviser and distributor have voluntarily agreed to waive the Fund’s fees in the pro rata amount of the advisory and shareholder service fees charged by the underlying J.P. Morgan Funds, which was 0.10% for the year ended June 30, 2014. Therefore, the increase in “Total Annual Fund Operating Expenses” after considering the effect of the increased “Acquired Fund Fees and Expenses” was 0.12% and the increase in Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements after considering the effect of the increased “Acquired Fund Fees and Expenses” and any corresponding fee waivers was 0.02% for the year ended June 30, 2014. “Acquired Fund Fees and Expenses” and the amount of the voluntary waiver will vary with changes in the expenses of the underlying J.P. Morgan Funds, as well as the allocation of the Fund’s assets; as a result, the waiver may be higher or lower than 0.10% going forward.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-DIV-115